Net Gratuity Cost (Detail) (Gratuity) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013 USD ($)	Mar. 31, 2013 INR	Mar. 31, 2012 INR	Mar. 31, 2011 INR
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 7.1	387.2	283.6	269.5
Interest cost	2.4	130.6	115.7	78.0
Expected return on plan assets	(1.6)	(88.8)	(63.1)	(23.6)
Actuarial (gains)/ losses	(0.4)	(20.4)	3.7	102.9
Net gratuity cost	$ 7.5	408.6	339.9	426.8